Exhibit 10.14
SECOND AMENDED AND RESTATED
SECURITIES PLEDGE AGREEMENT
     THIS SECOND AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT (this “Pledge Agreement”) is made and entered into as of July 8, 2011 by SONIC AUTOMOTIVE, INC., a Delaware corporation (a “Company” and a “Pledgor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Pledgor” and, collectively with the Company, the “Pledgors”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Revolving Credit Agreement defined below (collectively with the Administrative Agent and certain other Persons parties to Related Swap Contracts and Secured Cash Management Arrangements as more particularly described in Section 17 hereof, the “Revolving Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Revolving Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Company, certain of the Lenders (the “Existing Lenders”) and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of January 15, 2010 (as amended prior to (but excluding) the date hereof, the “Existing Credit Agreement”), pursuant to which certain of the Existing Lenders agreed to make available to the Company a revolving credit facility, including a letter of credit subfacility and a swingline subfacility; and
     WHEREAS, the Company and certain Subsidiaries of the Company (the “Existing Pledgors”) entered into an Amended and Restated Securities Pledge Agreement dated as of January 15, 2010 (as amended prior to (but excluding) the date hereof, the “Existing Pledge Agreement”), pursuant to which the Existing Pledgors have secured their obligations arising under the Existing Credit Agreement; and
     WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated in order to, among other things, (a) extend the maturity date of the revolving credit facility provided therein, (b) increase the maximum aggregate amount of the revolving credit facility provided therein to $175,000,000, and (c) make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth in that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, the Administrative Agent and the Lenders party thereto from time to time (the “Lenders”); and
     WHEREAS, the Administrative Agent and the Lenders have agreed to enter into the Revolving Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Pledge Agreement as provided herein; and

     WHEREAS, each of (i) the Company, as collateral security for the payment and performance of the Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements, and (ii) each other Pledgor (including each Subsidiary party to a Joinder Agreement), as collateral security for the payment and performance of its Guarantor’s Obligations (as defined in the Subsidiary Guaranty), and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Pledgors described in clauses (i) and (ii) being referred to as “Secured Obligations”), is willing to pledge and grant to the Administrative Agent for the benefit of the Revolving Secured Parties a security interest in all of the Equity Interests of certain of its Subsidiaries as more particularly described on Schedule I attached hereto (collectively, the “Pledged Interests”), and certain related property (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Pledge Agreement from time to time, are hereinafter referred to collectively as the “Pledged Subsidiaries”); and
     WHEREAS, the Company and each Subsidiary party hereto will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Revolving Credit Agreement and each such Subsidiary is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Subsidiary guarantees the Obligations of the Company and the other Loan Parties; and
     WHEREAS, the Revolving Secured Parties are unwilling to make available or maintain the credit facilities under the Revolving Credit Agreement unless the Company and each other Pledgor enter into this Pledge Agreement;
     NOW, THEREFORE, in order to induce (i) the Lenders to amend and restate the Existing Credit Agreement and (ii) the Revolving Secured Parties to enter into the Loan Documents and to make or maintain the credit facilities provided for therein available to or for the account of the Company and in consideration of the promises and the mutual covenants contained herein, the parties hereto agree that the Existing Pledge Agreement is hereby amended and restated as follows:
     1. Pledge of Pledged Interests; Other Collateral.
     (a) As collateral security for the payment and performance by each Pledgor of its now or hereafter existing Secured Obligations, each Pledgor hereby grants, pledges and collaterally assigns to the Administrative Agent for the benefit of the Revolving Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:
     (i) the Pledged Interests; and
     (ii) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on

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conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest; and
     (iii) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing; and
     (iv) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
     (v) all proceeds of any of the foregoing.
All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 1 are herein collectively referred to as the “Collateral.”
     (b) Subject to Section 10(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 22 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.
     (c) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may reasonably request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Revolving Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s request, at Pledgor’s expense, all things determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Revolving Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Revolving Secured Parties.
     (d) All filing fees, advances, charges, costs and expenses (including fees, charges and disbursements of counsel (“Attorney Costs”)), incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Revolving Secured Parties by the Pledgor in respect of which the same

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was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     (e) Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Revolving Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.
     2. Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Revolving Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:
     (a) All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable, are accurately described on Schedule I, and (except as set forth on Schedule I) constitute all of the issued and outstanding Equity Interests of each Pledged Subsidiary.
     (b) The Pledgor is as at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Revolving Credit Agreement) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).
     (c) At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the Uniform Commercial Code of the State of North Carolina or of any other jurisdiction whose laws may govern (the “UCC”) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 21, shall be delivered pursuant to Section 21. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has at its Applicable Date delivered to the

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Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 21) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Administrative Agent for the benefit of the Revolving Secured Parties as “secured party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Revolving Secured Parties the Lien on such Pledged Interests, together with all required filing fees. Without limiting the foregoing provisions of this Section 2(c), with respect to any Pledged Interests issued by any Subsidiary organized under the laws of a jurisdiction other than the United States (a “Foreign Subsidiary”), Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Administrative Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as the Administrative Agent may determine to be necessary or advisable under the laws of the jurisdiction of formation of such Foreign Subsidiary, to grant, perfect and protect as a first priority lien in such Collateral in favor of the Administrative Agent for the benefit of the Revolving Secured Parties, and (ii) an opinion of counsel acceptable in form and substance to the Administrative Agent issued by a law firm acceptable to the Administrative Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Pledged Interests the matters described in Section 6.14 of the Revolving Credit Agreement.
     (d) It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Joinder Agreement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.
     (e) The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 2(c) hereof) to the Administrative Agent for the benefit of the Revolving Secured Parties pursuant to this Pledge Agreement (or any Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Revolving Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC, continuous and uninterrupted possession by or on behalf of the Administrative Agent. The Pledgor will at its own cost and expense defend the Revolving Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.
     (f) Except as otherwise expressly provided herein pursuant to a Disposition permitted under the Revolving Credit Agreement, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Administrative Agent’s prior written consent, which may be withheld for any reason.
     (g) It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”)

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under the UCC to be represented by the certificates now and hereafter delivered to the Administrative Agent in accordance with Sections 1, 2 and 21 hereof and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Equity Interests, or securities convertible into, or exchangeable or exercisable for, Equity Interests, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 2 and 21 hereof with respect to such property or (z) the Company or a Subsidiary Guarantor who shall immediately pledge such additional Equity Interests to the Administrative Agent for the benefit of the Revolving Secured Parties pursuant to Section 21 or 23 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 2(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may deem necessary in order to perfect a first priority security interest in such Equity Interests.
     (h) The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor are as specified on Schedule II attached hereto. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.
     3. Preservation and Protection of Collateral.
     (a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.
     (b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with that used in preparing the Audited Financial Statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Pledgor to pay any amount pursuant to Section 1(c), the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand

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(in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
     (c) Each Pledgor hereby (i) irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Revolving Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Administrative Agent prior to the Applicable Date.
     4. Default. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Revolving Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded

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on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Revolving Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.
     5. Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorney Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Revolving Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Revolving Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Revolving Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.
     6. Presentments, Demands and Notices. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.
     7. Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.
     8. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Revolving Secured Party or is repaid by any Revolving Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 8 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

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     9. Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Revolving Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Revolving Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Revolving Secured Parties. Each Pledgor authorizes each Revolving Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Revolving Secured Party or obligee in its discretion may determine.
     The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.
     10. Dividends and Voting Rights.
     (a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Revolving Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.
     (b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.
     (c) Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Revolving Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 1(c) and 2(c) hereof or other negotiable documents or

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instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Revolving Secured Parties.
     (d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Revolving Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.
     11. Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Revolving Secured Parties hereunder shall continue to exist and may, at any time after the occurrence and during the continuance of an Event of Default, be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.
     12. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Revolving Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Revolving Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Revolving Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Revolving Credit Agreement.
     13. Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Revolving Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority

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of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Revolving Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.
     14. Entire Agreement. This Pledge Agreement and each Joinder Agreement, together with the Revolving Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Revolving Credit Agreement.
     15. Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Revolving Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Revolving Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.
     16. Binding Agreement; Assignment. This Pledge Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 16, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Revolving Credit Agreement (to the extent permitted by the Revolving Credit Agreement); and to the extent of any such permitted

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assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Revolving Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Revolving Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
     17. Related Swap Contracts and Secured Cash Management Arrangements. All obligations of any Pledgor under or in respect of Related Swap Contracts and Secured Cash Management Arrangements (which are not prohibited under the terms of the Revolving Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract or Secured Cash Management Arrangement shall be deemed to be a Revolving Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Revolving Credit Agreement.
     No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Notwithstanding any other provisions of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Secured Obligations arising under Related Swap Contracts or Secured Cash Management Arrangements to the extent the Administrative Agent has received written notice of such Obligations, together with such supportive documentation as it may request from the applicable Lender or Affiliate of a Lender. Each Revolving Secured Party not a party to the Revolving Credit Agreement who obtains the benefit of this Pledge Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Revolving Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Revolving Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Revolving Credit Agreement.
     18. Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     19. Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more

12

than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 19, the provisions of Section 10.10 of the Revolving Credit Agreement shall be applicable to this Pledge Agreement.
     20. Termination. Subject to the provisions of Section 8, this Pledge Agreement and each Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.
     21. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of any provision of the Revolving Credit Agreement (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Revolving Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Section 2(c). Each Pledgor shall comply with the requirements of this Section 21 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Revolving Credit Agreement applies, within the time period specified in such Section or elsewhere in the Revolving Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 21 shall not impair the Lien on Additional Interests conferred hereunder.
     22. Notices. Any notice required or permitted hereunder shall be given (a) with respect to the Company and each Subsidiary which is a Pledgor hereunder, at the address of the Company indicated in Schedule 10.02 of the Revolving Credit Agreement, (b) with respect to the Administrative Agent or a Revolving Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Revolving Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Revolving Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
     23. Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Pledgor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Revolving Secured Parties all Pledged Interests which it has at its Applicable Date or

13

thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each such Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each such Joinder Agreement.
     24. Rules of Interpretation. The rules of interpretation contained in Sections 1.03 and 1.06 of the Revolving Credit Agreement shall be applicable to this Pledge Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.
     25. Governing Law; Waivers.
     (a) THIS PLEDGE AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     (b) EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
     (c) EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PLEDGOR PROVIDED IN SECTION 22 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.
     (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY

14

SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PLEDGOR OR ANY OF SUCH PLEDGOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.
     (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
     (f) EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.
     26. Amendment and Restatement. The parties hereto agree that the Existing Pledge Agreement is hereby amended and restated in this Pledge Agreement, and this Pledge Agreement shall constitute neither a release nor novation of any lien or security interest arising under the Existing Pledge Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the liens and security interests in effect under the Existing Pledge Agreement shall continue in effect on the terms hereof.
[Signature Pages Follow.]

15

     IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS: SONIC AUTOMOTIVE, INC.

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice Chairman and Chief Financial Officer

FAA HOLDING CORP.
FIRSTAMERICA AUTOMOTIVE, INC.
L DEALERSHIP GROUP, INC.
SAI AL HC1, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC7, INC.
SAI MD HC1, INC.
SAI OK HC1, INC.
SAI TN HC1, LLC
SAI TN HC2, LLC
SONIC — LS, LLC
SONIC — NEWSOME CHEVROLET WORLD, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE WEST, LLC
SONIC OF TEXAS, INC.
SRE HOLDING, LLC
Z MANAGEMENT, INC.

By: Name:	\David P. Cosper\ David P. Cosper
Title:	Vice President and Treasurer
SECOND AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

PLEDGORS:

SAI GEORGIA, LLC

By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

	By: Name:	\David P. Cosper\ David P. Cosper
	Title:	Vice President and Treasurer

SONIC PEACHTREE INDUSTRIAL BLVD., L.P.

By:	SAI GEORGIA, LLC, as Sole General Partner

	By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

		By: Name:	\David P. Cosper\ David P. Cosper
		Title:	Vice President and Treasurer
SECOND AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By: Name:	\Anne M. Zeschke\ Anne M. Zeschke
Title:	Vice President
SECOND AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

SCHEDULE I
Pledged Interests

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
FAA Holding Corp.	L Dealership Group, Inc.	Common Stock	1,000	1,000	1,000	8	$0.01

	Texas
	Corporation
	151278900

FirstAmerica Automotive, Inc.	FAA Auto Factory, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2058910

FirstAmerica Automotive, Inc.	FAA Capitol N, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2054429

FirstAmerica Automotive, Inc.	FAA Dublin VWD, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2007571

Schedule I - Page 1

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
FirstAmerica Automotive, Inc.	FAA Dublin N, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2007600

FirstAmerica Automotive, Inc.	FAA Holding Corp.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2174202

FirstAmerica Automotive, Inc.	FAA Poway T, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2006232

FirstAmerica Automotive, Inc.	FAA Santa Monica V, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2165877

FirstAmerica Automotive, Inc.	FAA Torrance CPJ, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2165823

Schedule I - Page 2

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
FirstAmerica Automotive, Inc.	Sonic — Coast Cadillac, Inc.	Common Stock	100,000	10,000	10,000	2	N/A

	California
	Corporation
	C2124569

L Dealership Group, Inc.	Autobahn, Inc.	Common Stock	1,000,000	400,000	400,000	2	N/A

	California
	Corporation
	C1548941

L Dealership Group, Inc.	Stevens Creek Cadillac, Inc.	Common Stock (Class A)	750,000	230,000	230,000	10	N/A

	California Corporation C1293380	Common Stock (Class B)	250,000	-0-	-0-	N/A	N/A

SAI AL HC1, Inc.	SAI Montgomery CH, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Alabama
	Limited Liability Company
	428-747

Schedule I - Page 3

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SAI AL HC1, Inc.	SAI Montgomery BCH, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Alabama
	Limited Liability Company
	428-745

SAI FL HC3, Inc.	SAI Orlando CS, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Florida
	Limited Liability Company
	L08000116711

SAI FL HC4, Inc.	SAI Fort Myers VW, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Florida
	Limited Liability Company
	L08000116709

SAI FL HC7, Inc.	SAI Fort Myers M, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Florida
	Limited Liability Company
	L98000002089

Schedule I - Page 4

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SAI Georgia, LLC	SAI GA HC1, LP	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Georgia Limited Partnership 0224680	Limited Partner Interest		99.00%	99.00%

SAI Georgia, LLC	Sonic Peachtree Industrial Blvd., L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Georgia Limited Partnership K739239	Limited Partner Interest		99.00%	99.00%

SAI MD HC1, Inc.	SAI Rockville Imports, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Maryland
	Limited Liability Company
	W12796074

SAI OK HC1, Inc.	SAI Broken Arrow C, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3512215667

Schedule I - Page 5

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SAI OK HC1, Inc.	SAI Oklahoma City C, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3512215668

SAI OK HC1, Inc.	SAI Riverside C, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3512215685

SAI OK HC1, Inc.	SAI Tulsa N, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3512215684

SAI TN HC1, LLC	SAI Nashville CSH, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0336183

Schedule I - Page 6

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SAI TN HC1, LLC	SAI Nashville M, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0336182

SAI TN HC2, LLC	SAI Nashville Motors, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0566970

Sonic Automotive, Inc.	Arngar, Inc.	Common Stock	100,000	1,333	1,333	14	N/A

	North Carolina
	Corporation
	0005612

Sonic Automotive, Inc.	Avalon Ford, Inc.	Common Stock	10,000	4,164	4,164	17	N/A

	Delaware
	Corporation
	0896102

Sonic Automotive, Inc.	Fort Mill Ford, Inc.	Common Stock	10,000	2,700	2,700	13	N/A

	South Carolina
	Corporation

Schedule I - Page 7

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Fort Myers Collision Center, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Florida
	Limited Liability Company
	L00000004315

Sonic Automotive, Inc.	Massey Cadillac, Inc.	Common Stock	1,000	100	100	5	N/A

	Tennessee Corporation
	0230052

Sonic Automotive, Inc.	SAI AL HC1, Inc.	Common Stock	1,000	100	100	1	N/A

	Alabama
	Corporation
	D/C 206-272

Sonic Automotive, Inc.	SAI Charlotte M, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	North Carolina
	Limited Liability Company
	0433486

Schedule I - Page 8

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	SAI Columbus Motors, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Ohio
	Limited Liability Company
	CP13127

Sonic Automotive, Inc.	SAI Columbus VWK, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Ohio
	Limited Liability Company
	CP13130

Sonic Automotive, Inc.	SAI FL HC3, Inc.	Common Stock	1,000	100	100	2	N/A

	Florida
	Corporation
	P98000064012

Sonic Automotive, Inc.	SAI FL HC4, Inc.	Common Stock	1,000	100	100	2	N/A

	Florida
	Corporation
	P98000064009

Sonic Automotive, Inc.	SAI FL HC7, Inc.	Common Stock	500	500	500	22	$1.00

	Florida
	Corporation
	F86660

Schedule I - Page 9

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	SAI Santa Clara K, Inc.	Common Stock	1,000	100	100	1	$0.01

	California
	Corporation
	C3335681

Sonic Automotive, Inc.	Sonic Agency, Inc.	Common Stock	1,000	100	100	1	N/A

	Michigan
	Corporation
	35010C

Sonic Automotive, Inc.	Sonic Automotive F&I, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC8620-1999

Sonic Automotive, Inc.	Sonic Automotive Support, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC19412-2003

Schedule I - Page 10

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic Automotive West, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC9139-1999

Sonic Automotive, Inc.	Sonic Automotive — 1720 Mason Ave., DB, Inc.	Common Stock	1,000	100	100	1	N/A

	Florida
	Corporation
	P98000064005

Sonic Automotive, Inc.	Sonic Automotive — 3700 West Broad Street,	Common Stock	1,000	100	100	1	$0.01
	Columbus, Inc.
	Ohio
	Corporation
	CP13131

Sonic Automotive, Inc.	Sonic Automotive — 4000 West Broad Street,	Common Stock	1,000	100	100	1	$0.01
	Columbus, Inc.
	Ohio
	Corporation
	CP13126

Schedule I - Page 11

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic Automotive — 6008 N. Dale Mabry, FL, Inc.	Common Stock	1,000	100	100	1	N/A

	Florida
	Corporation
	P98000084876

Sonic Automotive, Inc.	Sonic Calabasas M, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2975101

Sonic Automotive, Inc.	Sonic — Calabasas V, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2501983

Sonic Automotive, Inc.	Sonic—Capitol Cadillac, Inc.	Common Stock	1,000	100	100	1	N/A

	Michigan
	Corporation
	26619C

Sonic Automotive, Inc.	Sonic—Capitol Imports, Inc.	Common Stock	1,000	100	100	1	N/A

	South Carolina
	Corporation

Schedule I - Page 12

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic — Carson F, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2375909

Sonic Automotive, Inc.	Sonic — Carson LM, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2375100

Sonic Automotive, Inc.	Sonic Development, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	North Carolina Limited Liability
	Company
	0483658

Sonic Automotive, Inc.	Sonic Divisional Operations, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC26157-2004

Schedule I - Page 13

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic — Downey Cadillac, Inc.	Common Stock	1,000	100	100	2	N/A

	California
	Corporation
	C2375896

Sonic Automotive, Inc.	Sonic — Englewood M, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	20021021611

Sonic Automotive, Inc.	Sonic Fremont, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2935225

Sonic Automotive, Inc.	Sonic — Las Vegas C East, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC7435-2000

Schedule I - Page 14

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic — Las Vegas C West, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC7434-2000

Sonic Automotive, Inc.	Sonic — Lloyd Nissan, Inc.	Common Stock	1,000	100	100	1	N/A

	Florida
	Corporation
	P99000014918

Sonic Automotive, Inc.	Sonic — Lloyd Pontiac —	Common Stock	1,000	100	100	1	N/A
	Cadillac, Inc.
	Florida
	Corporation
	P99000014911

Sonic Automotive, Inc.	Sonic — Lone Tree Cadillac, Inc.	Common Stock	1,000	100	100	1	N/A

	Colorado
	Corporation
	20021021609

Schedule I - Page 15

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic — Massey Chevrolet, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2375359

Sonic Automotive, Inc.	Sonic — Newsome Chevrolet World, Inc.	Common Stock	1,000	100	100	2	N/A

	South Carolina
	Corporation

Sonic Automotive, Inc.	Sonic — North Charleston Dodge, Inc.	Common Stock	1,000	100	100	1	N/A

	South Carolina
	Corporation

Sonic Automotive, Inc.	Sonic of Texas, Inc.	Common Stock	1,000	100	100	1	N/A

	Texas
	Corporation
	150782300

Sonic Automotive, Inc.	Sonic — Plymouth Cadillac, Inc.	Common Stock	1,000	100	100	1	N/A

	Michigan
	Corporation
	26618C

Schedule I - Page 16

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic Resources, Inc.	Common Stock	1,000	100	100	2	N/A

	Nevada
	Corporation
	C24652-2001

Sonic Automotive, Inc.	Sonic — Sanford Cadillac, Inc.	Common Stock	1,000	100	100	1	N/A

	Florida
	Corporation
	P02000010148

Sonic Automotive, Inc.	Sonic Santa Monica M, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2727452

Sonic Automotive, Inc.	Sonic—Serramonte I, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2469221

Sonic Automotive, Inc.	Sonic Santa Monica S, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2788444

Schedule I - Page 17

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic—Saturn of Silicon Valley, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2547838

Sonic Automotive, Inc.	Sonic—Volvo LV, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Nevada
	Limited Liability Company
	LLC6829-1999

Sonic Automotive, Inc.	Sonic Walnut Creek M, Inc.	Common Stock	1,000	100	100	2	N/A

	California
	Corporation
	C2508517

Sonic Automotive, Inc.	Sonic — West Covina T, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2356455

Schedule I - Page 18

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive, Inc.	Sonic — Williams Cadillac, Inc.	Common Stock	1,000	100	100	1	N/A

	Alabama
	Corporation
	D/C 199-219

Sonic Automotive, Inc.	Sonic Wilshire Cadillac, Inc.	Common Stock	1,000	100	100	1	N/A

	California
	Corporation
	C2882071

Sonic Automotive, Inc.	SRE Holding, LLC	LLC Intereset	N/A	100.00%	100.00%	N/A	N/A

	North Carolina
	Limited Liability Company
	0551475

Sonic Automotive, Inc.	Town and Country Ford, Incorporated	Common Stock	2,000	471.25	471.25	75	N/A

	North Carolina
	Corporation
	0148959

Sonic Automotive, Inc.	Z Management, Inc.	Common Stock	500,000	30,000	30,000	3	$10.00

	Colorado
	Corporation
	19911043768

Schedule I - Page 19

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive of Nevada, Inc.	SAI Georgia, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Georgia
	Limited Liability Company
	08094603

Sonic Automotive of Nevada, Inc.	SAI TN HC1, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0336184

Sonic Automotive of Nevada, Inc.	SAI TN HC2, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0336185

Sonic Automotive of Nevada, Inc.	SAI TN HC3, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0336184

Schedule I - Page 20

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Automotive — 1720 Mason Ave., DB, Inc.	Sonic Automotive — 1720 Mason Ave., DB, LLC	LLC Interest (Units)	100	100	100	N/A	N/A

	Florida
	Limited Liability Company
	L98000001576

Sonic — LS, LLC	Sonic — LS Chevrolet, L.P.	General Partner Interest	N/A	.10%	.10%	N/A	N/A

Sonic Automotive West, LLC	Texas Limited Partnership 11958210	Limited Partner Interest	N/A	99.90%	99.90%

Sonic — Newsome Chevrolet World, Inc.	ADI of the Southeast, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	South Carolina
	Limited Liability Company

Sonic of Texas, Inc.	Sonic Advantage PA, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800235623	Limited Partner Interest	N/A	99.00%	99.00%

Schedule I - Page 21

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic of Texas, Inc.	Sonic Automotive of Texas, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 11324210	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic Automotive — 3401 N. Main, TX, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 11376510	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic Automotive — 4701 I-10 East, TX, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 11345010	Limited Partner Interest	N/A	99.00%	99.00%

Schedule I - Page 22

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic of Texas, Inc.	Sonic — Cadillac D, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800061917	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic — Camp Ford, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 12312610	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic — Carrollton V, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13894610	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic—Clear Lake Volkswagen, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800207889	Limited Partner Interest	N/A	99.00%	99.00%

Schedule I - Page 23

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic of Texas, Inc.	Sonic — Frank Parra Autoplex, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800079059	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic Houston JLR, LP	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800735509	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	Sonic Houston LR, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800236309	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic — Houston V, L.P	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 15286810	Limited Partner Interest	N/A	99.00%	99.00%

Schedule I - Page 24

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic of Texas, Inc.	Sonic—Jersey Village Volkswagen, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800207902	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic — LS, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Delaware
	Limited Liability Company
	3440418

Sonic of Texas, Inc.	Sonic Momentum JVP, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800235475	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic Momentum VWA, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800207910	Limited Partner Interest	N/A	99.00%	99.00%

Schedule I - Page 25

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic of Texas, Inc.	Sonic — Richardson F, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 14037410	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	Sonic — University Park A, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13748310	Limited Partner Interest	N/A	99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas—1, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13523310	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas—2, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13523410	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas—3, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13523510	Limited Partner Interest		99.00%	99.00%

Schedule I - Page 26

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic of Texas, Inc.	SRE Texas—4, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048705	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas — 5, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048740	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas—6, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048741	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas — 7, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048742	Limited Partner Interest		99.00%	99.00%

Sonic of Texas, Inc.	SRE Texas—8, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A

Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048743	Limited Partner Interest		99.00%	99.00%

Schedule I - Page 27

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
Sonic Peachtree Industrial Blvd., L.P.	Sonic Automotive 5260 Peachtree	LLC Interest (Units)	100	100	100	N/A	N/A
	Industrial Blvd., LLC

	Georgia
	Limited Liability Company
	K734665

SRE Holding, LLC	AnTrev, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	North Carolina
	Limited Liability Company
	0659676

SRE Holding, LLC	SRE Alabama — 2, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Alabama
	Limited Liability Company
	670-275

SRE Holding, LLC	SRE Alabama—5, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Alabama
	Limited Liability Company
	DLL691-622

Schedule I - Page 28

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SRE Holding, LLC	SRE California — 1, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	200202910110

SRE Holding, LLC	SRE California—2, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	200202910111

SRE Holding, LLC	SRE California — 3, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	200202810141

SRE Holding, LLC	SRE California — 4, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	200202810144

Schedule I - Page 29

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SRE Holding, LLC	SRE California — 5, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	200203110006

SRE Holding, LLC	SRE California — 7 SCB, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	201033410181

SRE Holding, LLC	SRE California — 8 SCH, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	California
	Limited Liability Company
	201033510021

SRE Holding, LLC	SRE Colorado — 1, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Colorado
	Limited Liability
	Company
	20021330518

Schedule I - Page 30

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SRE Holding, LLC	SRE Florida—1, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Florida
	Limited Liability Company
	L00000006050

SRE Holding, LLC	SRE Florida—2, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Florida
	Limited Liability Company
	L00000006045

SRE Holding, LLC	SRE Oklahoma—1, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3500697104

SRE Holding, LLC	SRE Oklahoma — 2, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3500697105

Schedule I - Page 31

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SRE Holding, LLC	SRE Oklahoma—5, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Oklahoma
	Limited Liability Company
	3500697108

SRE Holding, LLC	SRE South Carolina — 2, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	South Carolina
	Limited Liability Company

SRE Holding, LLC	SRE South Carolina—3, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	South Carolina
	Limited Liability Company

SRE Holding, LLC	SRE South Carolina — 4, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	South Carolina
	Limited Liability Company

Schedule I - Page 32

				Total
	Name, Jurisdiction		Total Amount of	Amount
	of Formation and		Class or Type of	of Class	Total	Certificate	Par Value	Name of
Name of	Type of Entity of	Class or Type of	Pledged Interests	or Type	Amount	Number (if	(if	Transfer
Pledgor	Pledged Subsidiary	Pledged Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	Agent (if any)
SRE Holding, LLC	SRE Tennessee — 4, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Tennessee
	Limited Liability Company
	0450279

SRE Holding, LLC	SRE Virginia — 1, LLC	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

	Virginia
	Limited Liability Company
	5050246-0

Z Management, Inc.	Mountain States Motors Co., Inc.	Common Stock	500,000	30,000	30,000	1	$10.00

	Colorado
	Corporation
	19911043766

Schedule I - Page 33

SCHEDULE II

			Jurisdiction of
		Jurisdiction of	Formation
	Type of	Formation	Identification
Name and Address of Pledgor	Person	of Pledgor	Number
FAA Holding Corp.	Corporation	California		C2174202
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

FirstAmerica Automotive, Inc.	Corporation	Delaware		2761294
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

L Dealership Group, Inc.	Corporation	Texas		151278900
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

SAI AL HC1, Inc.	Corporation	Alabama		206-272
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

SAI FL HC3, Inc.	Corporation	Florida	P	98000064012
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

SAI FL HC4, Inc.	Corporation	Florida	P	98000064009
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

SAI FL HC7, Inc.	Corporation	Florida		F86660
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

SAI Georgia, LLC	Limited Liability	Georgia		08094603
6415 Idlewild Road, Suite 109	Company
Charlotte, NC 28212

SAI MD HC1, Inc.	Corporation	Maryland		D05310776
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

SAI OK HC1, Inc.	Corporation	Oklahoma		1900632183
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Schedule II - Page 1

			Jurisdiction of
		Jurisdiction of	Formation
	Type of	Formation	Identification
Name and Address of Pledgor	Person	of Pledgor	Number
SAI TN HC1, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Tennessee		0336184

SAI TN HC2, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Tennessee		0336185

Sonic Automotive, Inc.	Corporation	Delaware		2714319
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Sonic Automotive of Nevada, Inc.	Corporation	Nevada		C18014-1997
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Sonic Automotive — 1720 Mason Ave., DB, Inc.	Corporation	Florida	P	98000064005
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Sonic Automotive West, LLC	Corporation	Nevada	LLC9139-1999
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Sonic — LS, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Delaware		3440418

Sonic — Newsome Chevrolet World, Inc.	Corporation	South Carolina		N/A
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Sonic of Texas, Inc.	Corporation	Texas		150782300
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Sonic Peachtree Industrial Blvd., L.P. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Partnership	Georgia		K739239

SRE Holding, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	North Carolina		0551475

Schedule II - Page 2

Jurisdiction of
		Jurisdiction of	Formation
	Type of	Formation	Identification
Name and Address of Pledgor	Person	of Pledgor	Number
Z Management, Inc.	Corporation	Colorado	19911043768
6415 Idlewild Road, Suite 109
Charlotte, NC 28212

Schedule II - Page 3

EXHIBIT A
PLEDGE AGREEMENT SUPPLEMENT
THIS PLEDGE AGREEMENT SUPPLEMENT (as from time to time amended, revised, modified, supplemented or amended and restated, this “Supplement”), dated as of ________________ __, ____ is made by _____________________, a ________________ (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Revolving Secured Parties (as defined in the Pledge Agreement referenced below) now or hereafter party to the Revolving Credit Agreement (as defined in the Pledge Agreement referred to below). All capitalized terms used but not defined herein shall have the meanings given to such terms in such Pledge Agreement.
RECITALS:
     A. The Pledgor is required under the terms of that certain Second Amended and Restated Securities Pledge Agreement dated as of July [__], 2011 executed by the Pledgor (among others), or to which the Pledgor has been joined as a party pursuant to a Joinder Agreement, in favor of the Administrative Agent for the benefit of the Revolving Secured Parties (as from time to time amended, revised, modified, supplemented or amended and restated, the “Pledge Agreement”), to cause certain Pledged Interests held by it and listed on Annex A to this Supplement (the “Additional Interests”) to be specifically identified as subject to the Pledge Agreement.
     B. A material part of the consideration given in connection with and as an inducement to the execution and delivery of the Revolving Credit Agreement by the Revolving Secured Parties was the obligation of the Pledgor to pledge to the Administrative Agent for the benefit of the Revolving Secured Parties the Additional Interests, whether then owned or subsequently acquired or created
     C. The Pledgor has acquired rights in the Additional Interests and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Revolving Secured Parties all of the Additional Interests in accordance with the terms of the Revolving Credit Agreement and the Pledge Agreement.
     In order to induce the Revolving Secured Parties to from time to time make and maintain extensions of credit under the Revolving Credit Agreement, Related Swap Contracts and Related Cash Management Arrangements, the Pledgor hereby agrees as follows:
     1. Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent for the benefit of the Revolving Secured Parties, and grants to the Administrative Agent for the benefit of the Revolving Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:
Exhibit A - Page 1

     (a) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;
     (b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
     (c) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
     (d) all proceeds of any of the foregoing.
The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent pursuant to Section 2(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Supplement.
     2. Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor. Without limiting the foregoing provisions of this Section 2, the provisions of Section 10.10 of the Revolving Credit Agreement shall be applicable to this Pledge Agreement.
     3. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 25 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.
Exhibit A - Page 2

     IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by it’s authorized officer as of the day and year first above written.

PLEDGOR:

By:
Name:
Title:
Exhibit A - Page 3

ANNEX A
(to Pledge Agreement Supplement of __________ dated __________)
Additional Interests

	Name,		Total Amount
	Jurisdiction of		of Class or
	Formation and		Type of	Total Amount
	Type of Entity	Class or Type	Additional	of Class or		Certificate		Name of
Name of	of Pledged	of Additional	Interests	Type	Total Amount	Number (if	Par Value (if	Transfer Agent
Pledgor	Subsidiary	Interest	Authorized	Outstanding	Pledged	applicable)	applicable)	(if any)

Exhibit A - Page 4